                                                                EXHIBIT 10.54


                                   AMENDMENT NO. 5

                                                                June 30, 1994

       To the Lenders party to the
         Credit Agreement referred to
         below

       Ladies and Gentlemen:

                 We refer to the Credit Agreement dated as of June 29, 1993, as amended by Amendment No. 1 and Waiver No. 1 dated as of June 30, 1993, Amendment No. 2, Waiver No. 2 and Consent No. 1 dated as of September 3, 1993, Amendment No. 3 dated as of December 30, 1993, and Amendment No. 4 dated as of March 10, 1994 (the ``
                                                        Credit Agreement'')
       among IMC Fertilizer, Inc., as Borrower, IMC Fertilizer Group, Inc., as Guarantor, each of you, Citibank, N.A. (``
                                                Citibank:), as Administrative
       Agent, and Citibank, NationsBank of North Carolina, N.A., and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., as Co-Agents. Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as therein defined.

                 It is hereby agreed by you and us that Section 5.02(f)(iii) of the Credit Agreement is, effective as of the date first above written, hereby amended by deleting after the words ``
                                                            Cash
       Equivalents''
                    the words ``in an aggregate principal amount not to exceed $50,000,000 at any time outstanding''
                                                  .

                 On and after the effective date of this Amendment, each reference in the Credit Agreement to ``
                                             this Agreement'', ``hereunder'',
       ``
        hereof'' or words of like import referring to the Credit Agreement, and each reference in the Notes to the Credit Agreement, thereunder, thereof or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                 If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying a signature page counterpart of this Amendment to (212) 826-2371, Attention of Goran Sare, and returning at least six counterparts of this Amendment to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention of Kimberly Marroni. This Amendment shall become effective as of the date first above written when and if counterparts of this Amendment shall have been executed by the Required Lenders. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.
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                                          2


                 This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                 This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          Very truly yours,

                                          IMC FERTILIZER, INC., as
                                          Borrower


                                          By  JOHN E. GALVIN
                                              --------------------------------
                                              Title:  TREASURER

                                          IMC FERTILIZER GROUP, INC.,
                                          as Guarantor


                                          By  JOHN E. GALVIN
                                              --------------------------------
                                              Title:  TREASURER

       Agreed as of the date
        first above written:


       CITIBANK, N.A.,  as Administrative Agent,
       Co-Agent and a Lender


       By  JAMES N. SIMPSON
           -----------------------------------
           Title:  Citibank, N.A. Attorney-In-Fact
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                                          3


       NATIONSBANK OF NORTH CAROLINA, N.A., as
       Co-Agent and a Lender


       By  CHRISTOPHER B. TORIE
           -----------------------------------
           Title:  Senior Vice President


       COOPERATIEVE CENTRALE RAIFFEISEN-
       BOERENLEENBANK B.A., as Co-Agent and
       a Lender


       By  JOANNA M. SOLOWSKI
           -----------------------------------
           Title:  Vice President


       By  AUGUST BRAAKSMA
           -----------------------------------
           Title:  Vice President


       ARAB BANKING CORPORATION, as
       a Lender


       By  GRANT E. McDONALD
           -----------------------------------
           Title:  Vice President